Supplement Dated August 21, 2026
To the Prospectuses, Initial Summary Prospectuses, and
Updating Summary Prospectuses dated May 1, 2026, for:

Principal ® Benefit Variable Universal Life
Principal ® Executive Variable Universal Life
Principal ® Benefits Universal Life II
Principal ® Executive Variable Universal Life II
Principal ® Executive Variable Universal Life III (PLIC)
Principal ® Executive Variable Universal Life III (PNL)

Issued by Principal Life Insurance Company through its Principal Life Insurance Company Variable Life Separate Account.
This supplement updates information contained in the Prospectuses, Initial Summary Prospectuses, and Updating Summary Prospectuses for the products referenced above.

At a meeting held on March 4-5, 2026, of the Board of Trustees (“Board”) of the Trust, the Board approved an Agreement and Plan of Reorganization to merge the Fund with and into the LVIP MFS International Growth Fund (the “Acquiring Fund”), a series of the Trust (the “Reorganization”). The Reorganization is not expected to be a taxable event for contract holders. More information about the Acquiring Fund and the definitive terms of the proposed Reorganization will be included in proxy materials.

The Reorganization is subject to certain conditions, including approval by shareholders of the Fund. Proxy materials regarding the Reorganization will be distributed to owners of the variable annuity contracts or variable life insurance policies, as applicable, who are shareholders of the Fund, as of the close of business on June 15, 2026 (“Record Date”). A meeting of shareholders, as of the Record Date, to consider the Reorganization is scheduled to be held on or about October 7, 2026, and the Fund’s Reorganization is expected to be completed on or about October 9, 2026 (“Closing Date”).

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy. The prospectus/proxy statement contains important information about fund objectives, strategies, fees, expenses and risk considerations. The prospectus/proxy statement is also available for free on the SEC’s website (www.sec.gov). Please read the prospectus/proxy statement carefully before making any decision to invest or when considering the Reorganization proposal.

Transfers in and out of the Funds. At any time prior to the Closing Date, contract owners may transfer out of the Fund consistent with the transfer provisions of the applicable variable life insurance or variable annuity product prospectus. Contract owners may transfer into any other available investment option under their policy or contract. Please see your variable product prospectus for information about other funds available for investment within your product and for more information on transfers, including any restrictions on transfers into the Fund before the Closing Date.

*** Please retain this supplement for future reference.

Classification: Internal Use

Classification: Internal Use